Exhibit 99.2

UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma financial information gives effect to the disposition of the Burbank Airport Hilton & Convention Center on September 7, 2006. The historical financial information for the six months ended June 30, 2006 has been derived from our financial statements included in our Form 10-Q for the quarterly period ended June 30, 2006 and the historical financial information for the year ended December 31, 2005 has been derived from our financial statements included in our Form 10-K/A for the year ended December 31, 2005. The unaudited pro forma balance sheet data as of June 30, 2006 is presented as if the disposition had occurred on June 30, 2006. The unaudited pro forma statement of operations data for the six months ended June 30, 2006 and for the year ended December 31, 2005 is presented as if the disposition had occurred on January 1, 2005.

The unaudited pro forma financial information is presented for informational purposes only and does not purport to represent what our results of operations would actually have been if the transactions had in fact occurred on the earlier date discussed above. It also does not project or forecast our consolidated results of operations for any future date or period.

Strategic Hotels & Resorts, Inc.

Unaudited Pro Forma Consolidated Balance Sheet

June 30, 2006

(in thousands)

	Strategic Hotels & Resorts, Inc. and Subsidiaries Historical June 30, 2006	Burbank Airport Hilton & Convention Center Disposition		Strategic Hotels & Resorts, Inc. and Subsidiaries Pro Forma June 30, 2006
Assets
Property and equipment	$1,849,541	$(61,229	)(1a)	$1,788,312
Less accumulated depreciation	(236,145)	13,662	(1b)	(222,483)

Net property and equipment	1,613,396	(47,567)		1,565,829

Goodwill	163,175	(824	)(1c)	162,351
Intangible assets	4,761			4,761
Assets held for sale	46,602			46,602
Investment in joint ventures	89,247			89,247
Cash and cash equivalents	153,915	125,000	(1d)	233,966
		(1,957	)(1e)
		(53	)(1e)
		(41,506	)(1f)
		(1,433	)(1g)
Restricted cash and cash equivalents	22,257			22,257
Accounts receivable, net	49,176	(244	)(1e)	48,932
Deferred financing costs, net	7,666	(357	)(1h)	7,309
Other assets	111,041	(107	)(1e)	110,934
Insurance recoveries receivable	12,702			12,702

Total assets	$2,273,938	$30,952		$2,304,890

Liabilities and Shareholders’ Equity

Liabilities:
Mortgages and other debt payable	$699,413	$(41,506	)(1f)	$657,907

Bank credit facility	—			—
Liabilities of assets held for sale	18,508			18,508
Accounts payable and accrued expenses	135,967	(2,361	)(1e)	133,606
Distributions payable	19,115			19,115
Deferred gain on sale of hotels	106,574			106,574

Total liabilities	979,577	(43,867)		935,710

Minority interests in SHR’s operating partnership	13,289	1,078	(1i)	14,367
Minority interests in consolidated hotel joint ventures	10,494			10,494

Shareholders’ equity:
8.5% Series A Cumulative Redeemable Preferred Shares	97,553			97,553
8.25% Series B Cumulative Redeemable Preferred Shares	110,878			110,878
8.25% Series C Cumulative Redeemable Preferred Shares	138,472			138,472
Common shares	753			753
Additional paid-in capital	1,220,689	(1,078	)(1i)	1,219,611
Accumulated deficit	(221,708)	75,176	(1j)	(146,889)
		(357	)(1h)
Accumulated distributions	(93,996)			(93,996)
Accumulated other comprehensive income	17,937			17,937

Total shareholders’ equity	1,270,578	73,741		1,344,319

Total liabilities and shareholders’ equity	$2,273,938	$30,952		$2,304,890

Notes to Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2006

1.	Burbank Airport Hilton & Convention Center Disposition – On September 7, 2006 we sold the Burbank Airport Hilton & Convention Center for $125.0 million. The following pro forma adjustments were made to account for this disposition:

a)	Reflects the $61.2 million elimination of property and equipment.

b)	Reflects the $13.7 million elimination of accumulated depreciation.

c)	Reflects the $0.8 million elimination of goodwill.

d)	Reflects $125.0 million of cash received from the disposition.

e)	Reflects the $2.0 million of working capital proration adjustments. Included in this amount is the $0.1 million elimination of hotel-level cash and cash equivalents.

f)	Reflects the $41.5 million repayment of mortgage debt.

g)	Reflects the $1.4 million of closing costs.

h)	Reflects the $0.4 million elimination of deferred financing costs.

i)	Reflects the $1.1 million adjustment to minority interest to give effect to the 1.42% interest in the operating partnership owned by others.

j)	Reflects the $75.2 million of gain on sale.

Strategic Hotels & Resorts, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2005

(in thousands, except per share amounts)

	Strategic Hotels & Resorts, Inc. and Subsidiaries Historical	Burbank Airport Hilton & Convention Center Disposition		Strategic Hotels & Resorts, Inc. and Subsidiaries Pro Forma
Revenues:
Rooms	$257,628	$(16,185	)(1a)	$241,443
Food and beverage	164,838	(9,206	)(1b)	155,632
Other hotel operating revenue	53,492	(3,067	)(1c)	50,425

	475,958	(28,458)		447,500
Lease revenue	16,787			16,787

Total revenues	492,745	(28,458)		464,287

Operating Costs and Expenses:
Rooms	62,730	(3,807	)(1d)	58,923
Food and beverage	116,493	(5,659	)(1e)	110,834
Other departmental expenses	136,559	(7,177	)(1f)	129,382
Management fees	15,033	(853	)(1g)	14,180
Other hotel expenses	29,089	(2,098	)(1h)	26,991
Lease expense	13,178			13,178
Depreciation and amortization	49,824	(3,285	)(1i)	46,539
Corporate expenses	21,023			21,023

Total operating costs and expenses	443,929	(22,879)		421,050

Operating income	48,816	(5,579)		43,237

Interest expense	(36,142)	1,661	(1j)	(34,481)

Interest income	2,117	(51	)(1k)	2,066
Loss on early extinguishment of debt	(7,572)	564	(1l)	(7,008)
Other income, net	8,359			8,359

Income before income taxes and minority interest	15,578	(3,405)		12,173
Income tax expense	(1,298)	221	(1m)	(1,077)
Minority interests	(3,508)	726	(1n)	(2,782)

Income from continuing operations	$10,772	$(2,458)		$8,314

Income from continuing operations applicable to common shareholders per share:
Basic:	$0.11			$0.04 (2)
Diluted:	$0.11			$0.04 (2)

Notes to Unaudited Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2005

1.	Burbank Airport Hilton & Convention Center Disposition – On September 7, 2006 we sold the Burbank Airport Hilton & Convention Center for $125.0 million. The following pro forma adjustments were made to account for this disposition:

a)	Reflects the $16.2 million elimination of rooms revenue.

b)	Reflects the $9.2 million elimination of food and beverage revenue.

c)	Reflects the $3.1 million elimination of other hotel operating revenue.

d)	Reflects the $3.8 million elimination of rooms expense.

e)	Reflects the $5.7 million elimination of food and beverage expense.

f)	Reflects the $7.2 million elimination of other departmental expenses.

g)	Reflects the $0.9 million elimination of management fees.

h)	Reflects the $2.1 million elimination of other hotel expenses.

i)	Reflects the $3.3 million elimination of depreciation and amortization expense.

j)	Reflects the $1.7 million elimination of interest expense.

k)	Reflects the $0.1 million elimination of interest income.

l)	Reflects the $0.6 million elimination of loss on early extinguishment of debt.

m)	Reflects the $0.2 million elimination of income tax expense.

n)	Reflects the $0.7 million elimination of minority interest to give effect to the weighted average interest in the operating partnership owned by others.

2.	Income From Continuing Operations Applicable to Common Shareholders Per Share Calculation –The following table calculates the pro forma weighted average basic and diluted income from continuing operations applicable to common shareholders per share:

	(In thousands except per share amounts)
	Basic	Diluted
Historical and pro forma basic and diluted weighted average shares outstanding for the year ended December 31, 2005	35,376	35,577

Pro forma income from continuing operations for the year ended December 31, 2005	$8,314	$8,314
Historical preferred shareholder dividend	(6,753)	(6,753)

Pro forma income from continuing operations applicable to common shareholders for the year ended December 31, 2005	$1,561	$1,561

Pro forma income from continuing operations applicable to common shareholders per share for the year ended December 31, 2005 – basic and diluted	$0.04	$0.04

Strategic Hotels & Resorts, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the Six Months Ended June 30, 2006

(in thousands, except per share amounts)

	Strategic Hotels & Resorts, Inc. and Subsidiaries Historical	Burbank Airport Hilton & Convention Center Disposition		Strategic Hotels & Resorts, Inc. and Subsidiaries Pro Forma
Revenues:
Rooms	$159,419	$(9,224	)(1a)	$150,195
Food and beverage	96,468	(4,814	)(1b)	91,654
Other hotel operating revenue	27,391	(1,625	)(1c)	25,766

	283,278	(15,663)		267,615
Lease revenue	7,769	—		7,769

Total revenues	291,047	(15,663)		275,384

Operating Costs and Expenses:
Rooms	37,970	(1,978	)(1d)	35,992
Food and beverage	66,142	(3,051	)(1e)	63,091
Other departmental expenses	72,353	(3,645	)(1f)	68,708
Management fees	9,093	(502	)(1g)	8,591
Other hotel expenses	18,281	(1,209	)(1h)	17,072
Lease expense	6,619			6,619
Depreciation and amortization	29,228	(1,763	)(1i)	27,465
Corporate expenses	12,589			12,589

Total operating costs and expenses	252,275	(12,148)		240,127

Operating income	38,772	(3,515)		35,257

Interest expense	(15,358)	882	(1j)	(14,476)

Interest income	2,476	(55	)(1k)	2,421
Equity in (losses) of joint ventures	(947)			(947)
Other income, net	2,677			2,677

Income before income taxes and minority interest	27,620	(2,688)		24,932
Income tax expense	(2,871)			(2,871)
Minority interest expense in SHR’s operating partnership	(632)	92	(1l)	(540)
Minority interest expense in consolidated hotel joint ventures	(789)			(789)

Income from continuing operations	$23,328	$(2,596)		$20,732

Income from continuing operations applicable to common shareholders per share:
Basic:	$0.23			$0.18 (2)
Diluted:	$0.23			$0.18 (2)

Notes to Unaudited Pro Forma Consolidated Statement of Operations

For the Six Months Ended June 30, 2006

1.	Burbank Airport Hilton & Convention Center Disposition – On September 7, 2006 we sold the Burbank Airport Hilton & Convention Center for $125.0 million. The following pro forma adjustments were made to account for this disposition:

a)	Reflects the $9.2 million elimination of rooms revenue.

b)	Reflects the $4.8 million elimination of food and beverage revenue.

c)	Reflects the $1.6 million elimination of other hotel operating revenue.

d)	Reflects the $2.0 million elimination of rooms expense.

e)	Reflects the $3.1 million elimination of food and beverage expense.

f)	Reflects the $3.6 million elimination of other departmental expenses.

g)	Reflects the $0.5 million elimination of management fees.

h)	Reflects the $1.2 million elimination of other hotel expenses.

i)	Reflects the $1.8 million elimination of depreciation and amortization expense.

j)	Reflects the $0.9 million elimination of interest expense.

k)	Reflects the $0.1 million elimination of interest income.

l)	Reflects the $0.1 million adjustment for minority interest to give effect to the weighted average interest in the operating partnership owned by others.

2.	Income From Continuing Operations Applicable to Common Shareholders Per Share Calculation –The following table calculates the pro forma weighted average basic and diluted income from continuing operations applicable to common shareholders per share:

	(In thousands except per share amounts)
	Basic	Diluted
Historical and pro forma basic and diluted weighted average shares outstanding for the six months ended June 30, 2006	60,750	60,950

Pro forma income from continuing operations for the six months ended June 30, 2006	$20,732	$20,732
Historical preferred shareholder dividends	(9,620)	(9,620)

Pro forma income from continuing operations applicable to common shareholders for the six months ended June 30, 2006	$11,112	$11,112

Pro forma income from continuing operations applicable to common shareholders per share for the six months ended June 30, 2006 – basic and diluted	$0.18	$0.18